FIRST AMENDMENT
                                       TO
                              ALLTEL CORPORATION
              1994 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

             WHEREAS, the Board of Directors of ALLTEL Corporation ("ALLTEL") adopted the ALLTEL Corporation 1994 Stock Option Plan for Nonemployee Directors (the "Plan") effective January 27, 1994, and the stockholders of ALLTEL approved the Plan at the 1994 Annual Meeting of Stockholders of ALLTEL; and

             WHEREAS, the Plan provides that it may be amended by the Board of Directors of ALLTEL, and the Board of Directors of ALLTEL has determined that such an amendment is advisable;

             NOW, THEREFORE, the Plan hereby is amended, effective as of January 30, 1997, as follows:

             1. Section 3.1 of the Plan hereby is amended in its entirety to read as follows:

                      "3.1  Administration by the Board.  The Plan shall be
             administered by the Board of Directors, subject to the terms and provisions of the Plan. The Board shall have the full power, discretion, and authority to interpret and administer the Plan in a manner consistent with the provisions of the Plan; except that, in no event shall the Board have the power to determine eligibility for participation under the Plan."

             2. Section 6.2 of the Plan hereby is amended in its entirety to read as follows:

                      "6.2  Subsequent Grants of Options.  During the period
             after the date ALLTEL's 1994 Annual Meeting is concluded that the Plan is in effect, Options shall be granted under the Plan as follows:

                      (a) each Person who is a Nonemployee Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years after 1994 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an Option to purchase 2,000 Shares, effective as of the date each such annual meeting of stockholders is concluded, and each Person who first becomes a Nonemployee Director on any date other than the date on which ALLTEL's 1994 Annual Meeting of Stockholders is concluded shall

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             be granted an Option to purchase 10,000 Shares, effective as of the date such Person first becomes a Nonemployee Director;

                      (b) each Person who is a Nonemployee Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years commencing in 1997 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an additional Option to purchase 1,500 Shares, effective as of the date each such annual meeting of stockholders is concluded; and

                      (c) each Nonemployee Director who was a participant in the ALLTEL Corporation Directors' Retirement Plan, as amended, as of January 30, 1997 and who elected to receive Options in accordance with this Section 6.2(c) by submission of a Directors' Retirement Plan Election Form in the form approved by the Board of Directors, shall be granted the number of Options set forth opposite the Person's name on Schedule 1 attached to the First Amendment to this Plan, effective as of February 14, 1997."

             3. Section 6.7 of the Plan hereby is amended in its entirety to read as follows:

                      "6.7  Vesting of Options.  Subject to the terms of the
             Plan, an Option granted under Section 6.1, 6.2(a) or 6.2(b) of the Plan and held by a Participant shall vest and become exercisable on the earliest of:

                      (a) The day immediately preceding the date of the first
                           ALLTEL annual meeting of stockholders following the effective date of the grant of the Option;

                      (b) The date of the death of the Participant;

                      (c)  The date of the Disability of the Participant; or

                      (d) The date a Change of Control is deemed to have occurred.

             An Option granted under Section 6.2(c) of the Plan shall be fully vested and exercisable on the date the grant of the Option is effective."

             4. Section 6.10 of the Plan hereby is amended in its entirety to read as follows:

                      "6.10  Restrictions on Share Transferability.  The Board
             shall impose such restrictions on any Options and Shares acquired upon the exercise of any Options under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, the requirements of the New York Stock Exchange, and any blue sky or state securities laws applicable to the Options and Shares."
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             5.  The first sentence of Section 7.1 of the Plan hereby is amended in its entirety to read as follows:

                      "Subject to the terms specified in this Section 7.1, the
                       Board may terminate, amend, or modify the Plan at any time and from time to time."
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                                                                   Schedule 1


              Name                           Number of Options

      Michael D. Andreas                          1,371
      Lawrence L. Gellerstedt, III                1,225
      W.W. Johnson                               16,067
      Josie C. Natori                             1,538
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